Subsequent Events	12 Months Ended
Dec. 31, 2015
Subsequent Events [Abstract]
Subsequent Events
Note 23 - Subsequent Events

On February 3, 2016, the United States Court of Appeals for the Federal Circuit entered its judgment regarding the Company's appeal in the patent infringement case of Rudolph Technologies Inc. against the Company regarding the Falcon systems. The Court of Appeals reaffirmed the Minnesota Court's Ruling in Rudolph Technologies' favor, and reinstated the damages originally awarded which total, including interest, approximately $14,600, as well as the injunction in connection with sales of the Falcon systems in the United States until the expiration of plaintiff’s patent. The Company has recorded a reserve for the awarded amount in its financial statements for year 2015.